EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Giovanni Barbarossa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avanex Corporation on Form 10-Q for the three months ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

Date: November 10, 2008	By:	/s/ GIOVANNI BARBAROSSA
	Name:	Giovanni Barbarossa
	Title:	Interim Chief Executive Officer

I, Mark Weinswig, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avanex Corporation on Form 10-Q for the three months ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

Date: November 10, 2008	By:	/s/ MARK WEINSWIG
	Name:	Mark Weinswig
	Title:	Interim Chief Financial Officer